                                                                   EXHIBIT 99.16


DEBTOR: AMCV HOLDINGS, INC.                           CASE NUMBER: 01-10973(EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV HOLDINGS, INC.                           CASE NUMBER: 01-10973(EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS

Attachment 1        Summary of Bank and Investment Accounts

Attachment 2        Schedule of Receipts and Disbursements

Attachment 3        Bank and Investment Account Statements

Attachment 4        Income Statement

Attachment 5        Balance Sheet

Attachment 6        Summary of Due To/Due From Intercompany Accounts

Attachment 7        Accounts Receivable Aging

Attachment 8        Accounts Payable Detail

Attachment 9        Notes to March Monthly Operating Report

 16-Apr-02                                                          Attachment 1
 8:46 PM
Summary                                                                UNAUDITED
AMCV Holdings, Inc.

                     Summary Of Bank And Investment Accounts
                               AMCV Holdings, Inc.
                             Case No: 01-10973 (EIK)
                            For Month Of March, 2002




                                    Balances
                         ------------------------------    Receipts &       Bank
                             Opening          Closing      Disbursements    Statements    Account
Account                  As Of 3/01/02    As Of 3/31/02    Included         Included      Reconciled
-------                  -------------    -------------    --------         --------      ----------
No Bank Or Investment           NA              NA             NA               NA            NA
Accounts

 16-Apr-02                                                          Attachment 2
 8:47 PM
Summary
AMCV Holdings, Inc.
Attach 2

                            Receipts & Disbursements
                               AMCV Holdings, Inc.
                             Case No: 01-10973 (EIK)
                            For Month Of March, 2002




       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 16-Apr-02                                                          Attachment 3
 8:47 PM
Summary
AMCV Holdings, Inc.
Attach 2

                  Concentration & Investment Account Statements
                               AMCV Holdings, Inc.
                             Case No: 01-10973 (EIK)
                            For Month Of March, 2002




          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                     Date: 19-APR-02 08:27:45
INCOME STATEMENT - ATTACHMENT 4          Page: 1
Current Period: MAR-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                           PTD-Actual
                                            31-Mar-02
                                         --------------
Revenue

Gross Revenue                                      0.00
Allowances                                         0.00
                                         --------------
Net Revenue                                        0.00

Operating Expenses

Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                         --------------
Total Operating Expenses                           0.00

                                         --------------
Gross Profit                                       0.00

SG&A Expenses

Sales & Marketing                                  0.00
Start-Up Costs                                     0.00
                                         --------------
Total SG&A Expenses                                0.00

                                         --------------
EBITDA                                             0.00

Depreciation                                       0.00

                                         --------------
Operating Income                                   0.00

Other Expense/(Income)
Interest Income                                    0.00
Equity in Earnings for Sub                (2,589,026.83)
Reorganization expenses                            0.00
                                         --------------
Total Other Expense/(Income)               2,589,026.83

                                         --------------
Net Pretax Income/(Loss)                  (2,589,026.83)

Income Tax Expense                                 0.00

                                         --------------
Net Income/(Loss)                         (2,589,026.83)
                                         ==============

AMCV US SET OF BOOKS                     Date: 18-APR-02 17:04:31
BALANCE SHEET - ATTACHMENT 5             Page: 1
Current Period: MAR-2

currency USD
Company=12 (AMCV - HOLDINGS)

                                           YTD-Actual         YTD-Actual
                                            31-Mar-02          22-Oct-01
                                         --------------     --------------
ASSETS

Cash and Equivalent                                0.00               0.00

Restricted Cash                                    0.00               0.00

Accounts Receivable                                0.00               0.00

Inventories                                        0.00               0.00

Prepaid Expenses                                   0.00               0.00

Other Current Assets                               0.00               0.00

                                         --------------     --------------
Total Current Assets                               0.00               0.00


Fixed Assets                                       0.00               0.00

Accumulated Depreciation                           0.00               0.00

                                         --------------     --------------
Net Fixed Assets                                   0.00               0.00


Net Goodwill                                       0.00               0.00

Intercompany Due To/From                           0.00               0.00

Net Deferred Financing Fees                        0.00               0.00

Net Investment in Subsidiaries            (2,672,645.75)       (918,077.34)

                                         --------------     --------------
Total Other Assets                        (2,672,645.75)       (918,077.34)

                                         --------------     --------------
Total Assets                              (2,672,645.75)       (918,077.34)
                                         ==============     ==============

AMCV US SET OF BOOKS                     Date: 18-APR-02 17:04:31
BALANCE SHEET - ATTACHMENT 5             Page: 2
Current Period: MAR-2

currency USD
Company=12 (AMCV - HOLDINGS)

                                           YTD-Actual         YTD-Actual
                                            31-Mar-02          22-Oct-01
                                         --------------     --------------
LIABILITIES

Accounts Payable                                   0.00               0.00

Accrued Liabilities                                0.00               0.00

Deposits                                           0.00               0.00

                                         --------------     --------------
Total Current Liabilities                          0.00               0.00


Long Term Debt                                     0.00               0.00

Other Long Term Liabilities                        0.00               0.00

                                         --------------     --------------
Total Liabilities                                  0.00               0.00


OTHER

Liabilities Subject to Compromise                  0.00               0.00

                                         --------------     --------------
Total Other                                        0.00               0.00


OWNER'S EQUITY

Common Stock                                   9,440.25           9,440.25

Add'l Paid In Capital                     79,208,059.85      79,208,059.85

Current Net Income (Loss)                 (2,486,855.30)    (13,500,663.21)

Retained Earnings                        (79,403,290.55)    (66,634,914.23)

                                         --------------     --------------
Total Owner's Equity                      (2,672,645.75)       (918,077.34)

                                         --------------     --------------
Total Liabilities & Equity                (2,672,645.75)       (918,077.34)
                                         ==============     ==============

AMCV Holdings, Co.                                                01-10973 (JCA)

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002


                                                    BEGINNING                                   ENDING
AFFILIATE NAME                        CASE ID#       BALANCE        DEBITS       CREDITS        BALANCE
AMCV Cruise Operations, Inc.          01-10967       9,601.84     628,493.06      8,241.77     629,853.13
Project America, Inc.                 N/A           (4,869.20)      3,286.49    446,908.20    (448,490.91)
Great Hawaiian Cruise Line, Inc.      01-10975      (4,732.64)     17,828.84    194,458.42    (181,362.22)
                                                   -------------------------------------------------------
                                                           --     649,608.39    649,608.39             --
                                                   =======================================================

                               AMCV Holdings, Inc.
                                 01-10973 (EIK)




                            Accounts Receivable Aging
                              As of March 31, 2002







                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (EIK)




                             Accounts Payable Detail
                              As of March 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                           CASE NUMBER: 01-10973(JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.